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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 15, 1999

                   Advanta Automobile Receivables Trust 1998-1
             (Exact name of registrant as specified in its charter)


          Delaware                  333-19733                Application Pending
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)


c/o Advanta Auto Finance Corporation
        800 Ridgeview Drive
    Horsham, Pennsylvania 19044                                       19034
       (Address of Principal                                        (Zip Code)
         Executive Offices)

               Registrant's telephone number, including area code:
                                 (215) 323-4663

                       500 Office Center Drive, Suite 400
                       Fort Washington, Pennsylvania 19034
          (Former name or former address, if changed since last report)
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Item 7. Financial Statements and Exhibits.

(c)   Exhibits:

      99.1 Monthly Servicing Report for the Collection Period ending April 30, 1999 relating to the Advanta Automobile Receivables Trust 1998-1.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
                                    (Registrant)


                                    By: /s/ David Plante
                                    ------------------------------------
                                    Name: David Plante
                                    Title: President

Dated: May 15, 1999
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                                  EXHIBIT INDEX


Exhibit No.                        Description                          Page No.
-----------                        -----------                          --------
99.1                          Monthly Servicing Report                     5


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